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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 1998


                               GRAND CASINOS, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                  0-19565                      41-1689535
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)







130 CHESHIRE LANE, MINNETONKA, MINNESOTA                               55305
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                  Page 1 of 16
                         Exhibit Index Appears on Page 3





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ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated July 21, 1998, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated July 21, 1998.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  GRAND CASINOS, INC.
                                                  (Registrant)



Date: July 23, 1998                               By: s/ Timothy Cope
                                                      ------------------------
                                                  Name: Timothy Cope
                                                  Title:Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION                                                 PAGE

    99.1        Press Release...............................................











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